UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Signify Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40028	85-3481223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4055 Valley View Lane, Suite 700, Dallas, TX 75244

(Address of principal executive offices, including zip code)

(855) 984-5121

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	SGFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 6, 2022, Signify Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated September 2, 2022 (the “Merger Agreement”), with CVS Pharmacy, Inc., a Rhode Island corporation (“Parent”), and Noah Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Subsidiary”).

On March 29, 2023, the Company completed its merger with Merger Subsidiary pursuant to the terms of the Merger Agreement, whereby Merger Subsidiary merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock of the Company, par value $0.01 per share (“Class A Common Stock”) (other than (i) common stock owned by the Company, Parent or Merger Subsidiary or any subsidiary thereof and (ii) any shares of Class A Common Stock and Class B common stock of the Company, par value $0.01 per share (“Class B Common Stock” and, together with Class A Common Stock, “Company Stock”) owned by stockholders who properly exercise appraisal rights under Delaware law), including each share of Class A Common Stock resulting from the exchange of OpCo Units (as defined below), that was outstanding immediately prior to the Effective Time, was canceled and converted into the right to receive $30.50 per share in cash, without interest (such per-share consideration, the “Per Share Consideration” and the aggregate consideration, the “Merger Consideration”).

Additionally, pursuant to the Merger Agreement, immediately prior to the Effective Time, in accordance with the Third Amended and Restated Limited Liability Company Agreement of Cure TopCo LLC (“OpCo”), dated as of February 12, 2021 (the “OpCo LLC Agreement”) and the certificate of incorporation of the Company immediately prior to the Effective Time, (i) each member of OpCo (excluding the Company and the Company Holding Subsidiary (as defined in the Merger Agreement), but including Cure Aggregator, LLC) effectuated a redemption of all of such OpCo member’s LLC Units (as defined in the OpCo LLC Agreement) (“OpCo Units”), pursuant to which such OpCo Units were exchanged for shares of Class A Common Stock on a one-for-one basis in accordance with the provisions of the OpCo LLC Agreement and (ii) each share of Class B Common Stock was automatically canceled immediately upon the consummation of such redemptions, such that no shares of Class B Common Stock remained outstanding immediately prior to the Effective Time.

Further, pursuant to the Merger Agreement, at the Effective Time:

(i)

(A) each option to purchase shares of Company Stock (a “Company Stock Option”) that was (i) outstanding immediately prior to the Effective Time and was vested and unexercised or (ii) held by a non-employee service provider to the Company (whether vested or unvested) (each, a “Cash-Out Stock Option”) was canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (x) the excess of the Per Share Consideration over the exercise price of such Cash-Out Stock Option by (y) the number of shares of Class A Common Stock subject to such Cash-Out Stock Option as of immediately prior to the Effective Time and (B) each Company Stock Option that was outstanding as of immediately prior to the Effective Time (whether vested or unvested) that contained solely performance-based conditions that remained unsatisfied after giving effect to all of the transactions contemplated by the Merger Agreement was cancelled for no consideration;

(ii)

each Company Stock Option that was not a Cash-Out Stock Option that was outstanding immediately prior to the Effective Time (a “Rollover Stock Option”) was converted into an option to acquire, on substantially the same terms and conditions as were applicable under such Rollover Stock Option, the number of shares of common stock of the ultimate parent company of Parent

(“Parent Common Stock”), determined by multiplying the number of shares of Class A Common Stock subject to such Rollover Stock Option immediately prior to the Effective Time by a fraction, the numerator of which was the Per Share Consideration and the denominator of which was the volume weighted average trading price of one share of Parent Common Stock on the New York Stock Exchange as reported on Bloomberg L.P. under the function “VWAP” (or, if not reported therein, in another authoritative source mutually selected by the parties) for the ten (10) consecutive trading days ending on (and including) the trading day that was three (3) trading days prior to the date of the closing of the Merger (the “Exchange Ratio”), at an exercise price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to the exercise price of such Rollover Stock Option divided by the Exchange Ratio;

(iii)

each restricted stock unit with respect to shares of Company Stock (a “Company RSU”) that was (i) outstanding immediately prior to the Effective Time and was vested and unsettled as of immediately prior to the Effective Time or (ii) held by a non-employee service provider to the Company (whether vested or unvested) (each, a “Cash-Out RSU”) was canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (x) the Per Share Consideration by (y) the number of shares of Company Stock subject to the Cash-Out RSU as of immediately prior to the Effective Time;

(iv)

each Company RSU that was not a Cash-Out RSU that was outstanding immediately prior to the Effective Time (a “Rollover RSU”) was converted into a restricted stock unit, subject to substantially the same terms and conditions as were applicable under such Rollover RSU, with respect to a number of shares of Parent Common Stock determined by multiplying the number of shares of Class A Common Stock subject to such Rollover RSU immediately prior to the Effective Time by the Exchange Ratio; and

(v)

each Synthetic LLC Unit Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time became fully vested (to the extent unvested) and was canceled and converted into the right to receive, without interest, an amount in cash determined by multiplying (i) the number of units subject to such Synthetic LLC Unit Award by (ii) the Per Share Consideration.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on September 6, 2022 and is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On March 29, 2023 (the “Payoff Date”), the Credit Agreement, dated as of June 22, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time) (the “Credit Agreement”), by and among Cure Intermediate 3, LLC, Signify Health, LLC, as borrower, Barclays Bank PLC, as administrative agent and collateral agent and the lenders party thereto, was terminated. On the Payoff Date, the Company repaid in full all outstanding loans and other obligations owed by the Company to the lenders in an amount equal to approximately $352,423,600.83, which included accrued but unpaid interest, fees and expenses. In connection with the termination and repayment in full of the indebtedness and other obligations and liabilities under the Credit Agreement, (i) all liabilities, obligations and indebtedness owed by the Company under the Credit Agreement (other than certain customary continuing obligations) were released, discharged and satisfied in full, (ii) all commitments and obligations of the agent and lenders were automatically terminated in full and (iii) all of the security interests, mortgages, liens and pledges in favor of the agent for the benefit of the secured parties under the credit documents, and all guarantees of the obligations under each of the credit documents, in each case were automatically terminated and released.

A copy of the Credit Agreement was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 22, 2021 and is incorporated herein by reference. The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement.

In addition, the Tax Receivable Agreement, dated as of February 12, 2021 (the “TRA”), by and among the Company, OpCo and certain other parties thereto was terminated from and after the Effective Time pursuant to the Tax Receivable Agreement and LLC Agreement Amendment, dated as of September 2, 2022 (the “TRA Amendment”), by and among the Company, OpCo and certain other parties thereto and as previously disclosed on September 6, 2022.

A copy of the TRA was filed as Exhibit 10.5 to the Annual Report on Form 10-K for the year ended December 31, 2020 filed by the Company with the SEC on March 25, 2021 and is incorporated herein by reference. A copy of the TRA Amendment was filed as Exhibit 99.2 to the Current Report on Form 8-K filed by the Company with the SEC on September 6, 2022 and is incorporated herein by reference. The foregoing descriptions of the TRA and TRA Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the TRA and the TRA Amendment, respectively.

The disclosure provided in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 29, 2023, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

The disclosure set forth in the Introductory Note of this Current Report is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company requested that the New York Stock Exchange (“NYSE”) suspend trading of the Company Stock effective before the opening of trading on March 29, 2023, and file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist the Company Stock from the NYSE and deregister the Company Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The disclosure set forth in the Introductory Note of this Current Report and the disclosure set forth in Item 2.01 of this Current Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the completion of the Merger, at the Effective Time, holders of shares of Company Stock, Company Options, Company RSUs and Synthetic LLC Unit Awards ceased to have any rights in connection with their holding of such securities (other than their right to receive their applicable amount of the Merger Consideration as described in the Introductory Note).

The disclosure set forth in the Introductory Note of this Current Report and the disclosure set forth in Items 2.01, 3.01 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.01	Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

The disclosure set forth in the Introductory Note of this Current Report and the disclosure set forth in Items 2.01, 3.01, 5.02 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, as of the Effective Time, Matthew S. Holt, Kyle Armbrester, Taj J. Clayton, Heather Dixon, Arnold Goldberg, Brandon H. Hull, Kevin M. McNamara, Albert A. Notini, Kyle B. Peterson and Vivian E. Riefberg ceased to be directors on the Company’s board of directors or any committee thereof.

Further, effective as of the Effective Time, until successors are duly elected or appointed and qualified in accordance with law, (i) the directors of Merger Subsidiary in place as of immediately prior to the Effective Time became the directors of the Surviving Corporation and (ii) the officers of the Company in place as of immediately prior to the Effective Time became the officers of the Surviving Corporation.

The disclosure set forth in the Introductory Note of this Current Report and the disclosure set forth in Item 2.01 of this Current Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the amended and restated certificate of incorporation of the Company and the amended and restated bylaws of the Company as in effect immediately prior to the Merger were each further amended and restated in their entirety, as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report, which are incorporated herein by reference.

The disclosure set forth in the Introductory Note of this Current Report and the disclosure set forth in Item 2.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of September 2, 2022, by and among CVS Pharmacy, Inc., Noah Merger Sub, Inc. and Signify Health, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2022).

3.1	Second Amended and Restated Certificate of Incorporation of Signify Health, Inc.

3.2	Second Amended and Restated Bylaws of Signify Health, Inc.

10.1	Credit Agreement dated as of June 22, 2021, among Cure Intermediate 3, LLC, Signify Health, LLC, the other guarantors party thereto, the financial institutions party thereto and Barclays Bank PLC, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2021).

10.2	Tax Receivable Agreement, dated February 12, 2021, by and among Signify Health, Inc. and the other persons and entities party thereto (incorporated by reference to Exhibit 10.5 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 25, 2021).

10.3	Tax Receivable Agreement and LLC Agreement Amendment, dated as of September 2, 2022, by and among Signify Health, Inc., Cure Topco, LLC, Cure Aggregator, LLC and New Mountain Partners V (AIV-C), L.P. (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2022).

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplemental copies of any omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signify Health, Inc.

Date: March 29, 2023	By:	/s/ Steve Senneff
Steve Senneff
President, Chief Financial and Administrative Officer